OPPENHEIMER MONEY MARKET FUND, INC.
                      Supplement dated April 1, 2000 to the
                       Prospectus dated November 22, 1999

This prospectus is changed by replacing the third paragraph of the section entitled "How the Fund is Managed" on page 9 with the following:

Portfolio Manager. Carol E. Wolf is the portfolio manager of the Fund. She is the person principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf has had this responsibility since November 1988. Ms. Wolf is a Vice President of the Manager, and is an officer and portfolio manager of other Oppenheimer funds.





   April 1, 2000                                            PS0200.007